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Statement of Additional Information Supplement dated September 8, 2014

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Series I and Series II shares of the Funds listed below:

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

The changes noted below are effective August 29, 2014.

The following supplements the information under the heading “Management of the Trust — Board of Trustees — Independent Trustees” in the Statements of Additional Information:

“Suzanne H. Woolsey, Trustee

Suzanne H. Woolsey has been a member of the Board of Trustees of the Invesco Funds since 2014.

Ms. Woolsey is the Chief Executive Officer of Woolsey Partners LLC. She was formerly the chief operating officer and chief communications officer at the National Academies of Sciences and Engineering and Institute of Medicine from 1993 to 2003.

Ms. Woolsey served as trustee to the former Van Kampen investment companies from 2003 to 2010. She continued to serve as trustee or managing general partner to certain Invesco closed-end funds, Invesco Senior Loan Fund, and Invesco Exchange Fund following the acquisition of the Van Kampen family of funds in 2010. Ms. Woolsey also served as an independent director to the Fluor Corporation, a multi-billion dollar global engineering, construction, and management company from 2004 to 2014. Additionally, she served as independent director to the Neurogen Corporation, which is a publicly traded small molecule drug design company, from 1998 to 2006.

The Board believes that Ms. Woolsey’s experience as an independent director of numerous organizations and her service as a Trustee of certain Invesco closed-end funds, Invesco Exchange Fund, and Invesco Senior Loan Fund benefits the Funds.”

The following replaces in its entirety the first paragraph under the heading “Management of the Trust — Management Information — Leadership Structure and the Board of Trustees” in the Statements of Additional Information:

“Leadership Structure and the Board of Trustees. The Board is currently composed of fifteen Trustees, including twelve Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.”

The first sentence of the second paragraph under the heading “Management of the Trust — Management Information — Committee Structure” in the Statements of Additional Information is replaced with the following:

“The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer (Vice-Chair), Raymond Stickel, Jr. (Chair), Dr. Larry Soll, and Ms. Suzanne H. Woolsey.”

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The first sentence of the fourth paragraph under the heading “Management of the Trust — Management Information — Committee Structure” in the Statements of Additional Information is replaced with the following:

“The members of the Governance Committee are Messrs. Arch, Crockett, Albert R. Dowden (Chair), Jack M. Fields, Hugo F. Sonnenschein, (Vice-Chair), Dr. Prema Mathai-Davis, and Ms. Woolsey.”

The first sentence of the sixth paragraph under the heading “Management of the Trust — Management Information — Committee Structure” in the Statements of Additional Information is replaced with the following:

“The members of the Investment Committee are Messrs. Arch, Bayley (Emeritus Chair), Bunch (Chair), Crockett, Dammeyer (Vice-Chair), Dowden, Fields (Vice-Chair), Martin L. Flanagan, Sonnenschein (Vice-Chair), Stickel, Philip A. Taylor, Wayne W. Whalen, Ms. Woolsey, and Drs. Mathai-Davis and Soll.”

The following replacement is made to the information in the table in “APPENDIX C — Trustees and Officers” in the Statements of Additional Information:

The number in the column “Number of Funds in Fund Complex Overseen by Trustee” is changed to “141” for each Trustee.

The following supplements the information in the table in “APPENDIX C — Trustees and Officers — Independent Trustees” in the Statements of Additional Information:

Name and Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships(s)/Directorships Held by Trustee/Director During Past 5 Years
“Suzanne H. Woolsey - 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC.	141	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology. Prior to 2014, Director of Fluor Corp. Prior to 2010, Trustee of the German Marshall Fund of the United States. Prior to 2010, Trustee of the Rocky Mountain Institute.”

The following supplements the information in the table in “APPENDIX C — Trustee Ownership of Fund Shares as of December 31, 2013” in the Statements of Additional Information:

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Invesco Funds
“Susanne H. Woolsey	None	$10,001-$50,000”

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The following supplements the information in the table in “APPENDIX D — Trustees Compensation Table — Independent Trustees” in the Statements of Additional Information:

Trustee	Aggregate Compensation from the Trust(1)	Retirement Benefits Accrued by All Invesco Funds(2)	Estimated Annual Benefits Upon Retirement(4)	Total Compensation From All Invesco Funds Paid to the Trustees(5)
“Susanne H. Woolsey	$14,789	N/A	N/A	$86,000”

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